UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                          -----------------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 OR 15(d) of
                   The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  March 13, 2017

                             FRP HOLDINGS, INC.

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           (Exact name of registrant as specified in its charter)


	        FLORIDA		 001-36769	    47-2449198
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	    (State or other	(Commission	(I.R.S. Employer
	    jurisdiction	File Number)	Identification No.)
	    of incorporation)


200 W. Forsyth Street, 7th Floor
Jacksonville, Florida					  32202
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(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (904) 858-9100


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       (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                         CURRENT REPORT ON FORM 8-K

                             FRP HOLDINGS, INC.

                              March 13, 2017


ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS


     Thompson S. Baker II resigned from his position as the Chief Executive Officer of FRP Holdings, Inc. (the "Company") and from the board of directors ("Board") of the Company, effective March 13, 2017. Mr. Baker has accepted a position with Vulcan Materials Company, serving as its Senior Vice President. Mr. Baker's resignation did not result from any disagreement with the Company or any matter relating to the Companys operations, policies or practices.

      Effective March 13, 2017, the Board appointed John D. Baker II as Chief Executive Officer of the Company. Mr. Baker, age 68 and uncle to Thompson S. Baker II, has served as a member of the Board since 1986 and is currently serving as the Executive Chairman. Additionally, Mr. Baker served as the President and Chief Executive Officer of the Company from February 2008 to September 2010. From February 1996 to November 2007, Mr. Baker served as the President and Chief Executive Officer of Florida Rock Industries, Inc. For 2017, Mr. Baker will receive a base salary of $222,500 and the opportunity to earn a bonus of up to 75% of his base salary under the Company's Management Incentive Compensation Plan.

      John D. Baker II currently serves as a director for and beneficially owns more than 10% of the outstanding shares of Patriot Transportation Holding, Inc. ("Patriot"), with which the Company engages in a Transitions Services Agreement ("TSA"). The TSA was executed in connection with the Spin-off of Patriot and allocates administrative services, IT services, payroll, accounting services human resources services and executive compensation of shared employees between the Company and Patriot. In fiscal year 2016, the Company paid Patriot $1,541,981 pursuant to the TSA. Mr. Baker does not have a pecuniary interest in the TSA or any fees paid thereunder.

      Effective as of March 13, 2017, the size of the Board will be reduced from 6 directors to 5 directors.

      In recognition of Thompson S. Baker II's outstanding service to the Company, the Board has approved the vesting of all of Mr. Baker's outstanding stock options, which will expire 90 days following the termination of his employment.


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                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


				FRP Holdings, Inc.



Date:  March 13, 2017	        By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer



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